Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2007 (May 15, 2007)
POWER EFFICIENCY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-31805 Commission File Number	22-3337365 (IRS Employer Identification No.)

3960 Howard Hughes Pkwy, Suite 460, Las Vegas, NV (Address of principal executive offices)		89169 (Zip Code)
Registrant’s telephone number, including area code: (702) 697-0377
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Table of Contents

INFORMATION TO BE INCLUDED IN THE REPORT
Item 2.02 Results of Operations and Financial Conditions.
On May 15, 2007, Power Efficiency Corporation issued a press release (the “Press Release”) entitled “Power Efficiency Corporation Reports Q1 2007 Results and Outlook for Q2 2007 and Beyond.” The full text of the Press Release, which is filed herewith as Exhibit 99.1, is incorporated herein by reference.
Item 9.01. Exhibits
Description of Document

99.1	Press Release of Power Efficiency Corporation, dated May 15, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER EFFICIENCY CORPORATION (Registrant)
By:	/s/ Steven Strasser
Steven Strasser, CEO

Date: May 16 , 2007